UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2018

BrandywineGLOBAL —

GLOBAL HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Global High Yield Fund for the twelve-month reporting period ended September 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

II	BrandywineGLOBAL — Global High Yield Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended September 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s initial reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and a deceleration in nonresidential fixed investment. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on September 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. September 2018’s reading was the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In September 2018, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “Global growth for 2018-19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60

BrandywineGLOBAL — Global High Yield Fund	III

Investment commentary (cont’d)

billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	BrandywineGLOBAL — Global High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary objective is to provide a high level of current income. Long-term capital appreciation is its secondary objective. Under normal market conditions, the Fund will invest at least 80% of its total assets in high yield securities. High yield bonds are those rated below investment grade (that is, securities rated below Baa/BBB assigned by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) that provide such a rating) or unrated securities that we determined to be of comparable credit quality; they are commonly known as “junk bonds.” The Fund’s high yield securities may include distressed and defaulted securities.

As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will be invested in at least three countries, which may include the United States. The Fund can invest without limit in foreign securities in any country, including countries with developing or emerging markets. The Fund’s investments may be denominated in foreign currency or U.S. dollar-denominated.

Under normal market conditions, the investment universe primarily consists of high yield debt of corporate or sovereign issuers. We may also consider investment in other instruments including: bank loans, defaulted bonds, defaulted bank loans, debtor-in possession loans (“DIP loans”), investment grade corporate bonds, U.S. Treasuries and agencies, mortgage-backed securities, asset-backed securities, zero coupon bonds, securities representing securitized assets, currencies, preferred stock, convertible bonds, and other fixed income securities.

The Fund may enter into various derivative transactions including, but not limited to, forwards, futures, swaps and credit default swaps (index and single name). Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash. These instruments are taken into account when determining compliance with the Fund’s 80% policy.

The Fund may invest in currency forwards in order to hedge its currency exposure in bond positions or to gain currency exposure. These investments may be significant at times. Although we have the flexibility to make use of currency forwards, we may choose not to for a variety of reasons, even under very volatile market conditions. The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from 0 to 7 years.

The Fund’s investment style is disciplined, active, value-driven, and strategic. The investment strategy combines top-down analysis of macro-economic conditions with bottom-up fundamental analysis in an effort to determine where the most attractive valuations exist during the business cycle — while considering credit quality, sector allocation and security selection. We use the strategy to identify and invest in foreign or U.S. bonds which we believe have attractive “real” and “risk” adjusted yields. We rotate portfolio positions mindful of credit quality, sector allocation and security selection given the state of the economy, and endeavor to

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	1

Fund overview (cont’d)

control risk by purchasing securities we believe to be undervalued. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall global fixed income market generated weak results over the twelve-month reporting period ended September 30, 2018. This was partially triggered by the global economic de-synchronization that started in mid-2018. When the reporting period began, we were in the midst of a synchronized global economic expansion. However, as the calendar turned to 2018, we started to experience a divergence in global growth. In particular, the economic expansion in the U.S. accelerated, partially boosted by the December 2017 tax reform bill. This more than offset concerns over a global trade war. In contrast, economic growth in Europe, China and most other emerging market countries moderated. Against this backdrop, the U.S. dollar moved sharply higher versus other developed market currencies from April 2018 through the end of the reporting period. This was even more pronounced for many emerging market currencies, as they significantly depreciated versus the U.S. dollar.

Global monetary policy also diverged during the reporting period. In the U.S., the Federal Reserve Board (the “Fed”)i raised interest rates four times during the reporting period. In contrast, the European Central Bank (“ECB”)ii and the Bank of Japaniii largely maintained their highly accommodative monetary policies. While the Bank of Englandiv raised rates twice during the reporting period, their benchmark interest rate remained low from a historical perspective. Finally, the People’s Bank of Chinav kept rates steady during the reporting period. It also introduced several stimulus initiatives to support its economy.

All told, the Bloomberg Barclays Global Aggregate Indexvi, returned -1.31% for the twelve months ended September 30, 2018. For comparison purposes, riskier fixed-income securities, including the global high-yield bond market, produced stronger, albeit modest results. Over the fiscal year, the Bloomberg Barclays Global High Yield Indexvii, gained 0.27%.

Q. How did we respond to these changing market conditions?

A. Given the uncertain market conditions, we adjusted the Fund’s portfolio to take a more defensive stance. While we had a fairly significant emerging market exposure by the spring of 2018, this position was brought down to practically zero by mid-June 2018. We also shortened the portfolio’s durationviii given expectations for continued Fed interest rate hikes. Within the credit market, we favored U.S. dollar-denominated securities, particularly relative to European credit as valuations were still rich and the latter’s yields were similar to a 10-year U.S. Treasuries. From a credit quality perspective, we moved to an underweight to lower rated CCC securities. While their valuations were reasonable given solid economic activity in the U.S., credit fundamentals deteriorated, with covenant quality at all-time lows. As such, we had a bias for relatively higher quality credits.

2	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Performance review

For the twelve months ended September 30, 2018, Class IS shares of BrandywineGLOBAL — Global High Yield Fund returned -0.01%. The Fund’s unmanaged benchmark the Bloomberg Barclays Global High Yield Index returned 0.27% for the same period. The Lipper High Yield Funds Category Average1 returned 2.27% over the same time frame.

Performance Snapshot as of September 30, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Global High Yield Fund:
Class A	0.10%	-0.38%
Class C	-0.31%	-1.13%
Class FI	0.07%	-0.40%
Class I	0.36%	0.04%
Class IS	0.27%	-0.01%
Bloomberg Barclays Global High Yield Index	-0.23%	0.27%
Lipper High Yield Funds Category Average[1]	2.63%	2.27%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended September 30, 2018 for Class A, Class C, Class FI, Class I and Class IS shares was 3.58%, 2.49%, 3.67%, 3.53% and 4.08%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 2.90%, 1.89%, 2.49%, 3.02% and 3.03%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

This Fund is the successor to an institutional account (the “Predecessor”). On November 30, 2012, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.77%, 2.28%, 1.70%, 1.35% and 1.22%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 686 funds for the six-month period and among the 664 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	3

Fund overview (cont’d)

shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s derivatives exposures contributed to absolute performance during the reporting period, namely through a credit default swap (“CDS”) position in a high-yield index. We favored CDS over investing in individual high-yield securities, as the former offered greater liquidity. Elsewhere, an underweight to emerging market sovereign debt was a meaningful contributor to performance. As discussed, growth in emerging market countries moderated during the reporting period and the asset class generated weak results. Finally, an out-of-benchmark allocation to U.S. mortgages was beneficial. These securities generally have short durations and, therefore, have relatively low interest rate sensitivity.

Q. What were the leading detractors from performance?

A. A meaningful underweight to securities rated CCC was a headwind for results, as they outperformed their higher quality counterparts during the reporting period. Within the Communication Services1 sector, the Fund’s position in a Caribbean telecommunication company detracted from returns. The company performed poorly as it experienced a slower than expected turnaround following the introduction of a new pricing strategy. Elsewhere, an Argentinian CDS was negative for returns. Investor sentiment for Argentina weakened during the reporting period due to slower economic growth, a lack of structural reforms and the need for a bailout from the International Monetary Fund (“IMF”)ix.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

4	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Thank you for your investment in BrandywineGLOBAL — Global High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Gary P. Herbert, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Brian L. Kloss, JD, CPA

Portfolio Manager

Brandywine Global Investment Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager, Structured Credit

Brandywine Global Investment Management, LLC

October 22, 2018

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk bonds”, possess greater price volatility, illiquidity, and possibility of default. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Because the Fund may focus a significant portion of its investments in a single country or currency, it will be more susceptible to factors adversely affecting such currency or issuers within that country than would a more diversified portfolio of securities. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	5

Fund overview (cont’d)

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

[v]	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

vi	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

vii

The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

6	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2018 and September 30, 2017 and does not include derivatives, such as swap contracts, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.10%	$1,000.00	$1,001.00	1.15%	$5.77	Class A	5.00%	$1,000.00	$1,019.30	1.15%	$5.82
Class C	-0.31	1,000.00	996.90	1.96	9.81	Class C	5.00	1,000.00	1,015.24	1.96	9.90
Class FI	0.07	1,000.00	1,000.70	1.15	5.77	Class FI	5.00	1,000.00	1,019.30	1.15	5.82
Class I	0.36	1,000.00	1,003.60	0.88	4.42	Class I	5.00	1,000.00	1,020.66	0.88	4.46
Class IS	0.27	1,000.00	1,002.70	0.74	3.72	Class IS	5.00	1,000.00	1,021.36	0.74	3.75

8	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

[1]	For the six months ended September 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	9

Fund performance (unaudited)

The BrandywineGLOBAL — Global High Yield Fund (formerly Legg Mason BW Global High Yield Fund) (the “Fund”) is the successor to an institutional account (the “Predecessor”). The performance in the accompanying table and line graph for Class IS shares includes performance of the Predecessor. The Predecessor’s inception date was December 28, 2009. On November 30, 2012, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the Predecessor. In addition, the Predecessor’s portfolio managers are the current portfolio managers of the Fund. As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessor was not subject. Had the Predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. The performance information reflects the gross expenses of the Predecessor adjusted to reflect the higher fees and expenses of Class IS of the Fund. The performance is shown net of annual management fees and other expenses, which reflects the application of the Class IS expense limitation agreement. If the expense limitation agreement were not applicable, expenses would be higher and performance lower.

The Predecessor did not have distribution policies. The Predecessor was an unregistered separately managed account, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends or distributions.

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/18	-0.38%	-1.13%	-0.40%	0.04%	-0.01%
Five Years Ended 9/30/18	N/A	N/A	N/A	N/A	4.20
Inception* through 9/30/18	2.97	2.26	3.05	3.35	7.21

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/18	-4.61%	-2.09%	-0.40%	0.04%	-0.01%
Five Years Ended 9/30/18	N/A	N/A	N/A	N/A	4.20
Inception* through 9/30/18	2.01	2.26	3.05	3.35	7.21

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/18/14 through 9/30/18)	14.47%
Class C (Inception date of 2/18/14 through 9/30/18)	10.88
Class FI (Inception date of 2/18/14 through 9/30/18)	14.89
Class I (Inception date of 2/18/14 through 9/30/18)	16.42
Class IS (Inception date of 12/28/09 through 9/30/18)	84.03

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect

10	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are February 18, 2014, February 18, 2014, February 18, 2014, February 18, 2014 and December 28, 2009, respectively.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of BrandywineGLOBAL — Global High Yield Fund vs. Bloomberg Barclays Global High Yield Index† — December 28, 2009 - September 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of BrandywineGLOBAL — Global High Yield Fund on December 28, 2009 (inception date of Predecessor), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018. The hypothetical illustration also assumes a $1,000,000 investment, as applicable, in the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high- yield fixed-income markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Schedule of investments

September 30, 2018

BrandywineGLOBAL — Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 70.1%
Communication Services — 14.8%
Diversified Telecommunication Services — 0.2%
Hughes Satellite Systems Corp., Senior Notes	6.625%	8/1/26	90,000	$87,300
Media — 10.8%
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	385,000	377,300
DISH DBS Corp., Senior Notes	7.875%	9/1/19	350,000	363,198
DISH DBS Corp., Senior Notes	5.000%	3/15/23	390,000	355,388
Gray Television Inc., Senior Notes	5.125%	10/15/24	735,000	712,031	(a)
Sinclair Television Group Inc., Senior Notes	5.625%	8/1/24	435,000	426,844	(a)
Sinclair Television Group Inc., Senior Notes	5.875%	3/15/26	370,000	362,175	(a)
Sirius XM Radio Inc., Senior Notes	6.000%	7/15/24	410,000	425,887	(a)
Sirius XM Radio Inc., Senior Notes	5.375%	7/15/26	410,000	407,950	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	420,000	402,150	(a)
Total Media				3,832,923
Wireless Telecommunication Services — 3.8%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	500,000	503,750
Sprint Corp., Senior Notes	7.250%	9/15/21	800,000	848,000
Total Wireless Telecommunication Services				1,351,750
Total Communication Services				5,271,973
Consumer Discretionary — 4.2%
Automobiles — 1.7%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	575,000	587,771
Hotels, Restaurants & Leisure — 2.1%
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	6.125%	8/15/21	750,000	750,000	(a)
Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	165,000	158,606	(a)
Total Consumer Discretionary				1,496,377
Consumer Staples — 6.0%
Food Products — 3.2%
B&G Foods, Inc., Senior Notes	4.625%	6/1/21	170,000	170,425
JBS USA LUX SA/JBS USA Finance Inc., Senior Notes	5.750%	6/15/25	220,000	215,050	(a)
MARB BondCo PLC, Senior Notes	7.000%	3/15/24	495,000	469,636	(a)
Marfrig Holdings Europe BV, Senior Notes	8.000%	6/8/23	270,000	271,958	(a)
Total Food Products				1,127,069
Health Care Providers & Services — 1.5%
Bausch Health Cos. Inc., Senior Secured Notes	6.500%	3/15/22	500,000	521,250	(a)

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	13

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 1.3%
Vector Group Ltd., Senior Secured Notes	6.125%	2/1/25	505,000	$469,650	(a)
Total Consumer Staples				2,117,969
Energy — 8.1%
Energy Equipment & Services — 2.0%
Rowan Cos. Inc., Senior Notes	4.750%	1/15/24	780,000	700,050
Oil, Gas & Consumable Fuels — 6.1%
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	934,000	978,365	(a)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	420,000	420,000
Chesapeake Energy Corp., Senior Notes (3 mo. USD LIBOR + 3.250%)	5.589%	4/15/19	385,000	386,444	(b)
Range Resources Corp., Senior Notes	5.000%	8/15/22	410,000	407,437
Total Oil, Gas & Consumable Fuels				2,192,246
Total Energy				2,892,296
Financials — 1.9%
Banks — 1.9%
CIT Group Inc., Senior Notes	4.125%	3/9/21	175,000	175,438
CIT Group Inc., Senior Notes	5.000%	8/15/22	90,000	92,025
CIT Group Inc., Senior Notes	5.000%	8/1/23	385,000	393,701
Total Financials				661,164
Health Care — 8.0%
Health Care Providers & Services — 8.0%
DaVita Inc., Senior Notes	5.000%	5/1/25	415,000	397,881
Encompass Health Corp., Senior Notes	5.750%	11/1/24	800,000	809,000
HCA Inc., Senior Secured Notes	4.750%	5/1/23	170,000	173,400
HCA Inc., Senior Secured Notes	5.000%	3/15/24	400,000	411,000
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	205,000	212,247
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	210,000	210,000
Tenet Healthcare Corp., Senior Secured Notes	4.375%	10/1/21	635,000	635,425
Total Health Care				2,848,953
Industrials — 1.3%
Airlines — 1.3%
Air Canada, Senior Notes	7.750%	4/15/21	435,000	474,150	(a)
Information Technology — 4.3%
IT Services — 1.1%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	390,000	393,900	(a)
Semiconductors & Semiconductor Equipment — 1.0%
Qorvo Inc., Senior Notes	5.500%	7/15/26	345,000	351,900	(a)

See Notes to Financial Statements.

14	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

BrandywineGLOBAL — Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Software — 1.1%
Symantec Corp., Senior Notes	5.000%	4/15/25	395,000	$391,819	(a)
Technology Hardware, Storage & Peripherals — 1.1%
Dell International LLC/EMC Corp., Senior Secured Notes	6.020%	6/15/26	370,000	396,064	(a)
Total Information Technology				1,533,683
Materials — 11.1%
Chemicals — 5.2%
CF Industries Inc., Senior Notes	4.950%	6/1/43	1,260,000	1,119,825
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	700,000	719,250	(a)
Total Chemicals				1,839,075
Containers & Packaging — 1.7%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	620,000	617,675	(a)
Metals & Mining — 3.0%
Allegheny Technologies Inc., Senior Notes	7.875%	8/15/23	415,000	445,606
Steel Dynamics Inc., Senior Notes	5.125%	10/1/21	625,000	632,656
Total Metals & Mining				1,078,262
Paper & Forest Products — 1.2%
Boise Cascade Co., Senior Notes	5.625%	9/1/24	405,000	415,004	(a)
Total Materials				3,950,016
Real Estate — 4.5%
Equity Real Estate Investment Trusts (REITs) — 4.5%
Equinix Inc., Senior Notes	5.375%	4/1/23	435,000	447,506
GEO Group Inc., Senior Notes	5.125%	4/1/23	105,000	101,063
GEO Group Inc., Senior Notes	6.000%	4/15/26	270,000	259,875
Iron Mountain Inc., Senior Notes	5.250%	3/15/28	430,000	400,975	(a)
Iron Mountain US Holdings Inc., Senior Notes	5.375%	6/1/26	390,000	368,550	(a)
Total Real Estate				1,577,969
Utilities — 5.9%
Gas Utilities — 2.1%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.625%	5/20/24	535,000	533,662
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.875%	8/20/26	235,000	234,413
Total Gas Utilities				768,075
Independent Power and Renewable Electricity Producers — 3.8%
AES Corp., Senior Notes	4.000%	3/15/21	355,000	355,000
NRG Energy Inc., Senior Notes	6.625%	1/15/27	335,000	353,425
NRG Yield Operating LLC, Senior Notes	5.000%	9/15/26	655,000	630,437
Total Independent Power and Renewable Electricity Producers				1,338,862
Total Utilities				2,106,937
Total Corporate Bonds & Notes (Cost — $24,991,557)				24,931,487

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	15

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Global High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — 10.5%
Asset Backed Securities Corp Home Equity Loan Trust, 2004-HE5 (1 mo. USD LIBOR + 0.900%)	3.116%	8/25/34	248,646		$250,410	(b)
Carrington Mortgage Loan Trust, 2006-RFC1, A4 (1 mo. USD LIBOR + 0.24%)	2.456%	3/25/36	270,000		268,801	(b)
CWABS Revolving Home Equity Loan Trust, 2004-I, A (1 mo. USD LIBOR + 0.290%)	2.448%	2/15/34	706,300		700,678	(b)
FBR Securitization Trust, 2005-2, M2 (1 mo. USD LIBOR + 0.75%)	2.966%	9/25/35	625,000		627,660	(b)
JPMorgan Mortgage Acquisition Trust, 2007-CH3, A1B (1 mo. USD LIBOR + 0.320%)	2.536%	3/25/37	960,945		944,545	(b)
Merrill Lynch Mortgage Investors Trust, 2006-HE1, M1 (1 mo. USD LIBOR + 0.390%)	2.606%	12/25/36	320,000		320,725	(b)
Towd Point Mortgage Trust, 2018-5, A1A	3.250%	7/25/58	625,000		618,294	(b)
Total Asset-Backed Securities (Cost — $3,723,070)					3,731,113
Collateralized Mortgage Obligations (c) — 8.4%
Federal National Mortgage Association (FNMA) — CAS, 2015-C02, 2M2 (1 mo. USD LIBOR + 4.000%)	6.216%	5/25/25	152,424		164,217	(b)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03, 1M2 (1 mo. USD LIBOR + 5.000%)	7.216%	7/25/25	107,973		123,285	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C02, 1M2 (1 mo. USD LIBOR + 6.000%)	8.216%	9/25/28	855,000		1,006,679	(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05, 1M2 (1 mo. USD LIBOR + 2.200%)	4.416%	1/25/30	20,000		20,632	(b)
Sequoia Mortgage Trust, 2004-8, A2 (6 mo. USD LIBOR + 0.74%)	3.254%	9/20/34	324,157		323,262	(b)
Thornburg Mortgage Securities Trust, 2004-2, A1 (1 mo. USD LIBOR + 0.62%)	2.836%	6/25/44	592,308		591,111	(b)
WaMu Mortgage Pass-Through Trust, 2004-AR5, A6	4.199%	6/25/34	744,397		762,356	(b)
Total Collateralized Mortgage Obligations (Cost — $2,930,653)					2,991,542
Senior Loans — 2.8%
Communication Services — 2.8%
Diversified Telecommunication Services — 2.8%
Level 3 Financing Inc., 2024 Term Loan B (Cost — $1,003,731)	—	2/22/24	1,000,000		1,003,542	(d)
Sovereign Bonds — 2.6%
Brazil — 2.6%
Brazil Notas do Tesouro Nacional Series F, Notes (Cost — $880,397)	10.000%	1/1/27	3,950,000	BRL	906,167
Total Investments before Short-Term Investments (Cost — $33,529,408)					33,563,851

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

BrandywineGLOBAL — Global High Yield Fund

Security	Rate	Shares	Value
Short-Term Investments — 5.0%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $1,788,455)	1.969%	1,788,455	$1,788,455
Total Investments — 99.4% (Cost — $35,317,863)			35,352,306
Other Assets in Excess of Liabilities — 0.6%			211,750
Total Net Assets — 100.0%			$35,564,056

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)	All or a portion of this loan is unfunded as of September 30, 2018.

Abbreviations used in this schedule:
BRL	— Brazilian Real
CAS	— Connecticut Avenue Securities
LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	17

Schedule of investments (cont’d)

September 30, 2018

BrandywineGLOBAL — Global High Yield Fund

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	16,100,000	USD	850,932	HSBC Securities Inc.	10/4/18	$8,585
MXN	17,100,000	USD	908,154	HSBC Securities Inc.	10/4/18	4,749
MXN	17,300,000	USD	915,310	HSBC Securities Inc.	10/4/18	8,271
TRY	4,400,000	USD	723,399	HSBC Securities Inc.	10/18/18	(4,094)
USD	696,090	EUR	610,000	Barclays Bank PLC	12/11/18	(16,568)
EUR	1,290,000	USD	1,514,235	Goldman Sachs & Co.	12/11/18	(7,139)
EUR	1,920,000	USD	2,251,413	Goldman Sachs & Co.	12/11/18	(8,293)
USD	1,521,196	EUR	1,310,000	Goldman Sachs & Co.	12/11/18	(9,267)
EUR	1,480,000	USD	1,732,103	JPMorgan Chase & Co.	12/11/18	(3,031)
EUR	1,600,000	USD	1,831,224	JPMorgan Chase & Co.	12/11/18	38,043
GBP	670,000	USD	883,675	Barclays Bank PLC	12/18/18	(6,896)
GBP	790,000	USD	1,039,111	Citibank N.A.	12/18/18	(5,296)
ZAR	10,000,000	USD	700,304	HSBC Securities Inc.	1/11/19	(2,975)
Total						$(3,911)

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At September 30, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at September 30, 2018[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	$325,000	6/20/22	0.955%	1.000% quarterly	$517	$(18,853)	$19,370
Morgan Stanley & Co. Inc. (Dell Inc., 7.100%, due 4/15/28)	510,000	6/20/22	0.955%	1.000% quarterly	812	(29,603)	30,415
Total	$835,000				$1,329	$(48,456)	$49,785

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

BrandywineGLOBAL — Global High Yield Fund

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]*		Termination Date	Periodic Payments Received by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTRAXX Europe Crossover S30	2,705,000	EUR	12/20/23	1.000% quarterly	$334,048	$352,583	$(18,535)
Markit CDX N.A. HY. 30. Index	12,855,000		6/20/23	1.000% quarterly	999,355	935,351	64,004
Total					$1,333,403	$1,287,934	$45,469

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated is U.S. dollars, unless otherwise noted.

Abbreviations used in this table:
EUR	— Euro

Summary of Investments by Country* (unaudited)
United States	86.7%
Brazil	5.3
United Kingdom	1.6
Canada	1.3
Short-Term Investments	5.1
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2018 and are subject to change.

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	19

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost — $35,317,863)	$35,352,306
Deposits with brokers for centrally cleared swap contracts	673,888
Interest receivable	399,205
Receivable from broker — variation margin on centrally cleared swap contracts	197,643
Unrealized appreciation on forward foreign currency contracts	59,648
Receivable from investment manager	9,764
OTC swaps, at value (premiums received — $48,456)	1,329
Receivable for open OTC swap contracts	255
Receivable for Fund shares sold	289
Prepaid expenses	41,788
Total Assets	36,736,115

Liabilities:
Payable for securities purchased	1,003,750
Unrealized depreciation on forward foreign currency contracts	63,559
Payable for Fund shares repurchased	6,382
Distributions payable	970
Trustees’ fees payable	848
Service and/or distribution fees payable	189
Accrued expenses	96,361
Total Liabilities	1,172,059
Total Net Assets	$35,564,056

Net Assets:
Par value (Note 7)	$40
Paid-in capital in excess of par value	36,189,395
Undistributed net investment income	136,259
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(887,586)
Net unrealized appreciation on investments, swap contracts, forward foreign currency contracts and foreign currencies	125,948
Total Net Assets	$35,564,056

See Notes to Financial Statements.

20	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Net Assets:
Class A	$122,120
Class C	$173,040
Class FI	$104,422
Class I	$2,445,318
Class IS	$32,719,156

Shares Outstanding:
Class A	13,848
Class C	19,600
Class FI	11,800
Class I	276,766
Class IS	3,704,078

Net Asset Value:
Class A (and redemption price)	$8.82
Class C*	$8.83
Class FI (and redemption price)	$8.85
Class I (and redemption price)	$8.84
Class IS (and redemption price)	$8.83
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.21

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	21

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Interest	$2,033,317
Less: Foreign taxes withheld	(22,229)
Total Investment Income	2,011,088

Expenses:
Investment management fee (Note 2)	247,225
Registration fees	102,093
Audit and tax fees	46,834
Fund accounting fees	38,599
Legal fees	27,432
Shareholder reports	23,410
Custody fees	16,859
Trustees’ fees	5,482
Transfer agent fees (Note 5)	4,811
Service and/or distribution fees (Notes 2 and 5)	3,223
Insurance	1,314
Commitment fees (Note 8)	1,280
Fees recaptured by investment manager (Note 2)	349
Interest expense	36
Miscellaneous expenses	9,755
Total Expenses	528,702
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(236,829)
Net Expenses	291,873
Net Investment Income	1,719,215

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(380,685)
Futures contracts	(8,984)
Swap contracts	388,813
Forward foreign currency contracts	(193,321)
Foreign currency transactions	(105,513)
Net Realized Loss	(299,690)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,383,411)
Futures contracts	(9,480)
Swap contracts	(5,021)
Forward foreign currency contracts	7,270
Foreign currencies	654
Change in Net Unrealized Appreciation (Depreciation)	(1,389,988)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(1,689,678)
Increase in Net Assets From Operations	$29,537

See Notes to Financial Statements.

22	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Statements of changes in net assets

For the Year Ended September 30, 2018, the Period Ended September 30, 2017 and the Year Ended October 31, 2016	2018	2017[1]	2016

Operations:
Net investment income	$1,719,215	$1,986,300	$1,457,733
Net realized gain (loss)	(299,690)	433,570	(1,275,117)
Change in net unrealized appreciation (depreciation)	(1,389,988)	1,700,923	2,550,314
Increase in Net Assets From Operations	29,537	4,120,793	2,732,930

Distributions to Shareholders From (Notes 1 and 6) :
Net investment income	(1,716,140)	(1,633,131)	(689,786)
Return of capital	—	(358,262)	(763,209)
Decrease in Net Assets From Distributions to Shareholders	(1,716,140)	(1,991,393)	(1,452,995)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,797,914	5,828,849	14,492,496
Reinvestment of distributions	1,697,236	1,991,142	1,451,151
Cost of shares repurchased	(12,444,833)	(10,093,967)	(4,578,205)
Increase (Decrease) in Net Assets From Fund Share Transactions	(3,949,683)	(2,273,976)	11,365,442
Increase (Decrease) in Net Assets	(5,636,286)	(144,576)	12,645,377

Net Assets:
Beginning of period	41,200,342	41,344,918	28,699,541
End of period*	$35,564,056	$41,200,342	$41,344,918
*Includes undistributed (overdistributed) net investment income respectively, of:	$136,259	$(85,987)	$(31,677)

[1]	For the period November 1, 2016 to September 30, 2017.

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of year	$9.23	$8.80	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.37	0.40	0.36	0.40	0.34
Net realized and unrealized gain (loss)	(0.40)	0.42	0.33	(0.79)	(0.23)
Total income (loss) from operations	(0.03)	0.82	0.69	(0.39)	0.11

Less distributions from:
Net investment income	(0.38)	(0.32)	(0.17)	(0.42)	(0.35)
Net realized gains	—	—	—	(0.32)	—
Return of capital	—	(0.07)	(0.18)	(0.10)	—
Total distributions	(0.38)	(0.39)	(0.35)	(0.84)	(0.35)

Net asset value, end of year	$8.82	$9.23	$8.80	$8.46	$9.69
Total return[5]	(0.38)%	9.51%	8.35%	(4.16)%	1.03%

Net assets, end of year (000s)	$122	$238	$460	$1,956	$1,501

Ratios to average net assets:
Gross expenses	1.87%[6]	1.76%[7]	2.32%[6]	1.79%	2.33%[7]
Net expenses[8,9]	1.15 [6]	1.15 [7]	1.15 [6]	1.15	1.15 [7]
Net investment income	4.11	4.90 [7]	4.23	4.49	4.93 [7]

Portfolio turnover rate	93%	78%	96%	54%	105%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	For the year ended October 31, 2014.

See Notes to Financial Statements.

24	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of year	$9.24	$8.79	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.29	0.34	0.30	0.34	0.30
Net realized and unrealized gain (loss)	(0.39)	0.45	0.32	(0.80)	(0.24)
Total income (loss) from operations	(0.10)	0.79	0.62	(0.46)	0.06

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.14)	(0.37)	(0.30)
Net realized gains	—	—	—	(0.32)	—
Return of capital	—	(0.06)	(0.15)	(0.08)	—
Total distributions	(0.31)	(0.34)	(0.29)	(0.77)	(0.30)

Net asset value, end of year	$8.83	$9.24	$8.79	$8.46	$9.69
Total return[5]	(1.13)%	9.11%	7.47%	(4.88)%	0.53%

Net assets, end of year (000s)	$173	$349	$395	$15	$16

Ratios to average net assets:
Gross expenses	2.48%	2.27%[6]	2.40%	2.68%	3.07%[6]
Net expenses[7,8]	1.90	1.82 [6]	1.80	1.90	1.90 [6]
Net investment income	3.15	4.10 [6]	3.52	3.78	4.29 [6]

Portfolio turnover rate	93%	78%	96%	54%	105%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[9]	For the year ended October 31, 2014.

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of year	$9.26	$8.81	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.34	0.40	0.40	0.40	0.35
Net realized and unrealized gain (loss)	(0.38)	0.45	0.30	(0.79)	(0.25)
Total income (loss) from operations	(0.04)	0.85	0.70	(0.39)	0.10

Less distributions from:
Net investment income	(0.37)	(0.33)	(0.17)	(0.42)	(0.34)
Net realized gains	—	—	—	(0.32)	—
Return of capital	—	(0.07)	(0.18)	(0.10)	—
Total distributions	(0.37)	(0.40)	(0.35)	(0.84)	(0.34)

Net asset value, end of year	$8.85	$9.26	$8.81	$8.46	$9.69
Total return[5]	(0.40)%	9.82%	8.51%	(4.17)%	1.01%

Net assets, end of year (000s)	$104	$99	$100	$10	$10

Ratios to average net assets:
Gross expenses	1.82%	1.69%[6]	1.62%	1.86%	2.34%[6]
Net expenses[7,8]	1.15	1.14 [6]	1.02	1.15	1.15 [6]
Net investment income	3.75	4.79 [6]	4.41	4.52	4.95 [6]

Portfolio turnover rate	93%	78%	96%	54%	105%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[9]	For the year ended October 31, 2014.

See Notes to Financial Statements.

26	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[4]

Net asset value, beginning of year	$9.24	$8.80	$8.46	$9.69	$9.93

Income (loss) from operations:
Net investment income	0.40	0.41	0.38	0.43	0.37
Net realized and unrealized gain (loss)	(0.40)	0.44	0.34	(0.79)	(0.24)
Total income (loss) from operations	0.00 *	0.85	0.72	(0.36)	0.13

Less distributions from:
Net investment income	(0.40)	(0.34)	(0.19)	(0.45)	(0.37)
Net realized gains	—	—	—	(0.32)	—
Return of capital	—	(0.07)	(0.19)	(0.10)	—
Total distributions	(0.40)	(0.41)	(0.38)	(0.87)	(0.37)

Net asset value, end of year	$8.84	$9.24	$8.80	$8.46	$9.69
Total return[5]	0.04%	9.94%	8.74%	(3.85)%	1.24%

Net assets, end of year (000s)	$2,445	$3,737	$2,804	$233	$182

Ratios to average net assets:
Gross expenses	1.42%[6]	1.34%[7]	1.41%	1.37%	1.99%[7]
Net expenses[8,9]	0.85 [6]	0.84 [7]	0.78	0.82	0.85 [7]
Net investment income	4.37	5.01 [7]	4.49	4.80	5.27 [7]

Portfolio turnover rate	93%	78%	96%	54%	105%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period February 18, 2014 (inception date) to October 31, 2014.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[10]	For the year ended October 31, 2014.

*	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2018	2017[2]	2016[3]	2015[3]	2014[3]	2013[4]

Net asset value, beginning of year	$9.24	$8.79	$8.46	$9.69	$10.21	$10.00

Income (loss) from operations:
Net investment income	0.41	0.42	0.39	0.44	0.55	0.57
Net realized and unrealized gain (loss)	(0.41)	0.45	0.32	(0.79)	(0.14)	0.21
Total income (loss) from operations	0.00 *	0.87	0.71	(0.35)	0.41	0.78

Less distributions from:
Net investment income	(0.41)	(0.35)	(0.19)	(0.45)	(0.55)	(0.57)
Net realized gains	—	—	—	(0.32)	(0.38)	—
Return of capital	—	(0.07)	(0.19)	(0.11)	—	—
Total distributions	(0.41)	(0.42)	(0.38)	(0.88)	(0.93)	(0.57)

Net asset value, end of year	$8.83	$9.24	$8.79	$8.46	$9.69	$10.21
Total return[5]	(0.01)%	10.16%	8.66%	(3.78)%	4.05%	8.04%

Net assets, end of year (000s)	$32,719	$36,778	$37,586	$26,485	$26,654	$25,943

Ratios to average net assets:
Gross expenses	1.38%[6]	1.21%[7]	1.35%	1.27%	1.78%	2.24%[7]
Net expenses[8,9]	0.75 [6]	0.75 [7]	0.75	0.75	0.75	0.75 [7]
Net investment income	4.55	5.13 [7]	4.53	4.91	5.55	6.20 [7]

Portfolio turnover rate	93%	78%	96%	54%	105%	147%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 to September 30, 2017.

[3]	For the year ended October 31.

[4]	For the period November 30, 2012 (inception date) to October 31, 2013.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

*	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Global High Yield Fund (formerly Legg Mason BW Global High Yield Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$24,931,487	—	$24,931,487
Asset-backed securities	—	3,731,113	—	3,731,113
Collateralized mortgage obligations	—	2,991,542	—	2,991,542
Senior loans	—	1,003,542	—	1,003,542
Sovereign bonds	—	906,167	—	906,167
Total long-term investments	—	33,563,851	—	33,563,851
Short-term investments†	$1,788,455	—	—	1,788,455
Total investments	$1,788,455	$33,563,851	—	$35,352,306
Other financial instruments:
Forward foreign currency contracts	—	59,648	—	59,648
OTC credit default swaps on corporate issues — sell protection‡	—	1,329	—	1,329
Centrally cleared credit default swaps on credit indices — sell protection	—	64,004	—	64,004
Total other financial instruments	—	$124,981	—	$124,981
Total	$1,788,455	$33,688,832	—	$35,477,287

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$63,559	—	$63,559
Centrally cleared credit default swaps on credit indices — sell protection	—	18,535	—	18,535
Total	—	$82,094	—	$82,094

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement.

32	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2018 the total notional value of all credit default swaps to sell protection was $16,830,640. This amount would be offset by the value of the swaps reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended September 30, 2018 see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

34	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

36	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $63,559. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$16,159	—	$(16,159)
(b)	203,012	$(203,012)	—

(a)	Reclassifications are due to prior year true up adjustments.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed

38	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

1.15%, 1.90%, 1.15%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended September 30, 2018, fees waived and/or expenses reimbursed amounted to $236,829.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2019	$3,196	$1,051	$410	$10,670	$178,759
Expires September 30, 2020	2,258	1,770	561	13,030	163,724
Expires September 30, 2021	1,319	1,449	678	19,014	214,369
Total fee waivers/expense reimbursements subject to recapture	$6,773	$4,270	$1,649	$42,714	$556,852

For the year ended September 30, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class C	Class FI	Class I	Class IS
LMPFA recaptured	$84	—	—	$29	$236

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$131	—
CDSCs	—	$34

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$25,916,070	$8,111,770
Sales	27,683,149	8,654,153

At September 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$35,317,863	$440,858	$(406,415)	$34,443
Swap contracts	1,239,479	113,789	(18,535)	95,253
Forward foreign currency contracts	—	59,648	(63,559)	(3,911)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2018.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
OTC swap contracts[2]	—	$1,329	$1,329
Centrally cleared swap contracts[3]	—	64,004	64,004
Forward foreign currency contracts	$59,648	—	59,648
Total	$59,648	$65,333	$124,981

40	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Centrally cleared swap contracts[3]	—	$18,535	$18,535
Forward foreign currency contracts	$63,559	—	63,559
Total	$63,559	$18,535	$82,094

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(8,984)	—	—	$(8,984)
Swap contracts	—	—	$388,813	388,813
Forward foreign currency contracts	—	$(193,321)	—	(193,321)
Total	$(8,984)	$(193,321)	$388,813	$186,508

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(9,480)	—	—	$(9,480)
Swap contracts	—	—	$(5,021)	(5,021)
Forward foreign currency contracts	—	$7,270	—	7,270
Total	$(9,480)	$7,270	$(5,021)	$(7,231)

During the year ended September 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$1,389,182
Forward foreign currency contracts (to buy)	8,778,091
Forward foreign currency contracts (to sell)	4,009,304

Average Notional Balance
Credit default swap contracts (to sell protection)	$10,935,769

†	At September 30, 2018, there were no open positions held in this derivative.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	41

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	—	$(23,464)	$ (23,464)	—	$(23,464)
Citibank N.A.	—	(5,296)	(5,296)	—	(5,296)
Goldman Sachs Group Inc.	—	(24,699)	(24,699)	—	(24,699)
HSBC Bank USA, N.A.	$21,605	(7,069)	14,536	—	14,536
JPMorgan Securities Inc.	38,043	(3,031)	35,012	—	35,012
Morgan Stanley & Co. Inc.	1,329	—	1,329	—	1,329
Total	$60,977	$(63,559)	$ (2,582)	—	$(2,582)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$458	$444
Class C	2,513	346
Class FI	252	189
Class I	—	2,370
Class IS	—	1,462
Total	$3,223	$4,811

For the year ended September 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,319
Class C	1,449
Class FI	678
Class I	19,014
Class IS	214,369
Total	$236,829

42	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2018	Period Ended September 30, 2017[1]	Year Ended October 31, 2016
Net Investment Income:
Class A	$7,599	$15,029	$7,283
Class C	8,619	13,084	2,443
Class FI	4,166	4,035	1,164
Class I	149,705	108,720	31,022
Class IS	1,546,051	1,492,263	647,874
Total	$1,716,140	$1,633,131	$689,786

Return of Capital:
Class A	—	$3,292	$4,176
Class C	—	2,871	3,655
Class FI	—	902	1,785
Class I	—	24,091	44,818
Class IS	—	327,106	708,775
Total	—	$358,262	$763,209

[1]	For the period November 1, 2016 to September 30, 2017.

7. Shares of beneficial interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2018		Period Ended September 30, 2017[1]		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	47,003	$427,592	256,680	$2,299,413	45,676	$401,311
Shares issued on reinvestment	835	7,555	2,021	18,121	1,162	9,820
Shares repurchased	(59,723)	(550,718)	(285,166)	(2,563,552)	(225,815)	(1,893,727)
Net decrease	(11,885)	$(115,571)	(26,465)	$(246,018)	(178,977)	$(1,482,596)

Class C
Shares sold	—	—	17,358	$154,888	56,178	$478,015
Shares issued on reinvestment	952	$8,619	1,774	15,933	703	6,090
Shares repurchased	(19,102)	(174,469)	(26,310)	(237,779)	(13,740)	(115,401)
Net increase (decrease)	(18,150)	$(165,850)	(7,178)	$(66,958)	43,141	$368,704

Class FI
Shares sold	932	$8,409	93,373	$840,555	243,714	$2,141,536
Shares issued on reinvestment	462	4,166	545	4,907	321	2,829
Shares repurchased	(300)	(2,726)	(94,593)	(852,922)	(233,889)	(2,074,583)
Net increase (decrease)	1,094	$9,849	(675)	$(7,460)	10,146	$69,782

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

	Year Ended September 30, 2018		Period Ended September 30, 2017[1]		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Class I
Shares sold	547,539	$4,952,971	220,147	$1,982,107	323,443	$2,729,576
Shares issued on reinvestment	16,329	147,766	14,744	132,811	8,785	75,763
Shares repurchased	(691,417)	(6,270,768)	(149,371)	(1,318,983)	(40,924)	(349,574)
Net increase (decrease)	(127,549)	$(1,170,031)	85,520	$795,935	291,304	$2,455,765

Class IS
Shares sold	158,646	$1,408,942	61,453	$551,886	1,001,203	$8,742,058
Shares issued on reinvestment	169,575	1,529,130	202,193	1,819,370	159,205	1,356,649
Shares repurchased	(603,990)	(5,446,152)	(557,580)	(5,120,731)	(17,006)	(144,920)
Net increase (decrease)	(275,769)	$(2,508,080)	(293,934)	$(2,749,475)	1,143,402	$9,953,787

[1]	For the period November 1, 2016 to September 30, 2017.

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended September 30, 2018, the Fund incurred a commitment fee in the amount of $1,280. The Fund did not utilize the Redemption Facility during the year ended September 30, 2018.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal periods ended September 30, 2018, September 30, 2017 and October 31, 2016:

	2018	2017	2016
Distributions paid from:
Ordinary income	$1,716,140	$1,633,131	$689,786
Tax return of capital	—	358,262	763,209
Total distributions paid	$1,716,140	$1,991,393	$1,452,995

44	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

As of September 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$175,035
Deferred Capital Losses*	(891,496)
Other book/tax temporary differences(a)	(34,866)
Unrealized appreciation (depreciation)	125,948
Total accumulated earnings (losses) — net	$(625,379)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Global High Yield Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Global High Yield Fund (formerly known as Legg Mason BW Global High Yield Fund) (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for the year ended September 30, 2018, for the period November 1, 2016 through September 30, 2017, and for the year ended October 31, 2016, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for the year ended September 30, 2018, for the period November 1, 2016 through September 30, 2017 and for the year ended October 31, 2016 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, agent bank, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 19, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since 1973. We have not determined the specific year we began serving as auditor.

46	BrandywineGLOBAL — Global High Yield Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Global High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

BrandywineGLOBAL — Global High Yield Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

48	BrandywineGLOBAL — Global High Yield Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

BrandywineGLOBAL — Global High Yield Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	BrandywineGLOBAL — Global High Yield Fund

Executive Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

BrandywineGLOBAL — Global High Yield Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

52	BrandywineGLOBAL — Global High Yield Fund

BrandywineGLOBAL —

Global High Yield Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W.Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective May 7, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Global High Yield Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Global High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Global High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX016048 11/18 SR18-3468

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2017 and September 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $214,935 in September 30, 2017 and $306,746 in September 30, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2017 and $0 in September 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,852 in September 30, 2017 and $45,424 in September 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2017 and $0 in September 30, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2017 and September 30, 2018; Tax Fees were 100% and 100% for September 30, 2017 and September 30, 2018; and Other Fees were 100% and 100% for September 30, 2017 and September 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $271,895 in September 30, 2017 and $477,227 in September 30, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 21, 2018